The Sentinel Funds

                    Supplement dated December 22, 2005 to the
           Statement of Additional Information dated December 19, 2005

FUNDAMENTAL INVESTMENT POLICIES
The following Funds' list of fundamental investment policies on pages 5-8 are deleted and replaced as shown below:

     The High Yield Bond Fund also:
     o May not invest more than 25% in securities of companies within a single industry;
     o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
     o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
     o    May not invest more than 15% of net assets in illiquid securities.

     The New York Tax-Free Income Fund also:
     o Must invest at least 80% of its net assets in tax-exempt New York obligations;
     o    May not invest in illiquid securities; and
     o    May not invest in restricted securities.

     The Short Maturity Government Fund also:
     o    May not invest in restricted securities; and
     o    May not invest in illiquid securities.

     The Small Company Fund also:
     o    May not invest in restricted securities;
     o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
     o    May not invest in illiquid securities.